LITMAN GREGORY FUNDS TRUST
Supplement dated March 20, 2024 to the
Prospectus of the Polen Capital China Growth ETF
The following information replaces the “Fees and Expenses of the Fund” and “Example” sections on page 2 of the Prospectus dated February 22, 2024
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b‑1) Fees[1]	0.00%
Other Expenses[2]	0.00%

Total Annual Fund Operating Expenses	1.00%

[1]	The Fund’s Rule 12b‑1 Plan is authorized but inactive, such that no related fees accrue to the Fund.
[2]	“Other Expenses” have been estimated based on the expenses the Fund expects to incur for the current fiscal year.

Actual expenses may be different. Other Expenses include taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability and extraordinary expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years

$102	$318
The following information replaces the “Advisory Fees” section on page 17 of the Prospectus dated February 22, 2024
Advisory Fees
For the services it provides to the Fund, the Fund pays the Advisor a unified management fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.
iM Global, not the Fund, is responsible for payment of the sub‑advisory fee to the sub‑advisor, which is compensated monthly on the basis of the Fund’s net assets. The Advisor is also responsible for each Fund’s ordinary operating expenses other than taxes, brokerage commissions and other transactional expenses, accrued deferred tax liability and extraordinary expenses.
A discussion regarding the Board’s basis for approving the Fund’s investment advisory agreements with iM Global and the Sub‑Advisor will be available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ending June 30, 2024.
Please keep this Supplement with your Prospectus.